INCOME TAX	4 Months Ended
Dec. 31, 2025
Pelican Holdco Inc [Member]
INCOME TAX

NOTE 8 — INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets, and accordingly, a full valuation allowance has been provided on its deferred tax assets. The net deferred tax assets continue to require a valuation allowance until the Company can demonstrate their realizability through sustained profitability or another source of income.

Components of deferred tax assets and liabilities are:

For the Period from September 5, 2025 (Inception) to December 31, 2025
Deferred tax assets:
Deferred start-up and organizational expenditures	$(18,658)
Total deferred tax assets, net	(18,658)
Valuation allowance	18,658
Deferred tax assets, net of valuation allowance	$-

The reconciliation of the statutory federal income tax with the provision (benefit) for income taxes is as follows:

	For the Period from September 5, 2025 (Inception) to December 31, 2025
Income tax benefit at federal statutory rate	18,658	21.0%
Income tax (benefit) at state statutory rate	-	-
Change in valuation allowance	(18,658)	21.0%
Permanent differences	-	-
Total income tax provision (benefit)	$-	0%